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                                                                    Exhibit 10.5

Birmingham
Corporate Banking Centre
P0 5ox 5960
15 Colmore Row
Birmingham
B3 2EP

Tel 0121 480
Fax 0121 480 5495

15th February 2000
PRIVATE & CONFIDENTIAL
The Directors
Jyris Limited
2 Twford Place
Lincolns Inn
Cressex
High Wycombe
HP12 3 RE
AND
Saracen Computer Systems Limited
The Wyse Group PLC
Softly Aware Limited
Evesham Finance Limited
Webbed Feet Productions Limited
Outsource Software (Int.) Limited
Jyris Technology Limited
Premier Software Limited
Datasoft Limited
Digital Network Printing Limited
Total Asset Limited
Computer Foundations Limited
Hoki Newmedia Limited
Information Support Limited
Integrity Financial Services Limited
Network Solutions Support Limited
Premier Information Systems Limited
Todds of Lincoln Limited
Wyse Leasing Limited
Opus Leasing Limited
Capital Focus Limited
Tiny Finance Limited
Tansai Limited
Progress Systems Limited

BARCLAYS

Dear Sirs

Barclays Bank PLC ("the Bank") is pleased to offer an overdraft facility ("the Facility") up to a gross limit of (pound)1,000,000 (One million pounds sterling) and a net limit of (pound)1,000,000 (one million pounds sterling) to Jyris Limited ("the Agent") and the other subsidiaries with-in the Integrity Holdings Limited Group ("the Parent") named below. The Agent and each subsidiary named below (including any additional subsidiary admitted under paragraph 8 below) are referred to individually as a "Borrower" and collectively as the "Borrowers".

After completion of the acceptance formalities specified in paragraph 14 below, the Facility will be available for drawing by the Borrowers, subject to the terms and conditions stated below.


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1. The Facility

      The Facility will be availabic under the Composite Accounting System (`CAS") in accordance with a Composite Accounting Agreement made between the Borrowers and the Bank, subject to the sub-limits stated below. Interest will be chargeable at a margin of 1.75% per annum over the Bank's Base Rate current from time to time. Interest will be calculated on the net indebtedness for the time being owing by the Borrowers under the Facility (after deduction of any credit balances on the CAS Accounts).

      Accrued interest will be debited to the relevant CAS Accounts quarterly in arrear on the Bank's normal quarterly charging dates in March, June, September and December of each year, or at such other times as may be determined by the Bank. Interest will accrue from day to day (after as well as before judgment) and be calculated on the basis of actual days elapsed over a 365 day year (or on such other day count basis as the Bank considers is consistent with the then applicable market practice for facilities of this kind).

2. Facility Limits

      The gross indebtedness owing by the Borrowers under the Facility (before deduction of any credit balances on the CAS Accounts) shall not at any time exceed the gross facility limit stated above and the net indebtedness owing by the Borrowers under the Facility (after deduction of any such credit balances) shall not at any time exceed the net facility limit stated above.

      Each Borrower may utilise the Facility only up to the amount of the individual sub-limit stated below opposite its name:

             Name of Borrower:                   Sub-Limit:
             -----------------                   ---------
             Jyris Limited                         NIL
             Saracen Computer Systems Limited  (pound)200,000
             The Wyse Group PLC                     NIL
             Softly Aware Limited                   NIL
             Evesham Finance Limited                NIL
             Webbed Feet Productions Limited        NIL
             Outsource Software (Int.) Limited      NIL
             Jyris Technology Limited           (pound)650,000
             Premier Software Limited               NIL
             Datasoft Limited                       NIL
             Digitat Network Printing Limited       NIL
             Total Asset Limited                (pound)50,000
             Computer Foundations Limited           NIL
             Hoki Newmedia Limited                  NIL
             Information Support Limited            NIL
             Integrity Financial Services Limited   NIL
             Network Solutions Support Limited      NIL
             Premier Information Systems Limited (pound)100,000
             Todds of Lincoln Limited               NIL
             Wyse Leasing Limited                   NIL
             Opus Leasing Limited                   NIL
             Capital Focus Limited                  NIL
             Tiny Finance Limited                   NIL
             Tansai Limited                         NIL
             Progress Systems Limited               NIL


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3. Availability

      All money owing by each Borrower under the Facility is repayable upon written demand by the Bank at any time. Any undrawn amount of the Facility may be cancelled by the Bank at any time. After such demand or cancellation, no further drawing may be made by any Borrower under the Facility.

      Any money not paid following a demand under this paragraph shall continue to carry interest as calculated in accordance with paragraph 1. Interest shall, if unpaid, be compounded on the Bank's normal quarterly charging dates. Interest will continue to be charged and compounded on this basis after as well as before judgment.

      The Borrowers jointly and severally agree to indemnify the Bank on demand against any loss or expense which the Bank may sustain or incur as a consequence of any such cancellation or demand or any default or delay by a Borrower in the payment of any amount when due under this facility letter.

      In the absence of demand or cancellation by the Bank, the Facility is available for utilisation until 15 February 2001 ("the Review Date"). The Bank will be pleased to discuss the Borrowers' future requirements shortly before the Review Date and the Facility may continue for a further period if expressly agreed in writing by the Bank (in its entire discretion without any obligation to do so).

      The rights of set-off conferred on the Bank by each Borrower under the CAS Agreement and the CAS Guarantee to which it is a party may be exercised by the Bank without the Bank first making a demand for payment of any liability represented by the debit balance which is to be satisfied by the exercise of such right. The amount for the time being standing to the debit or credit of each CAS Account will be treated, for all purposes of such CAS Agreement and each such CAS Guarantee, as immediately due and payable.

4. CAS Accounts

      Each Borrower represents and warrants to the Bank that it is and will remain the beneficial owner of all amounts for the time being standing to the credit of its CAS Account with the Bank. Each Borrower also undertakes that it will not at any time assign, charge or otherwise alienate or encumber any of its rights to such amounts (except in favour of the Bank) or permit any charge or other encumbrance to subsist over such rights.

5. Information

      The Agent undertakes to provide the Bank with copies of the audited consolidated profit and loss account and balance sheet for Integrity Holdings Limited as soon as they are available and not later than 180 days from the end of each accounting reference period together with any other information which the Bank may request from time to time.


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6. Circumstances

      In the event of any change in applicable law or regulation or in the existing requirements of, or any new requirements being imposed by, any central bank, governmental, fiscal, monetary, regulatory or other authority in any applicable jurisdiction (whether or not having the force of law) including, without limitation, any resulting from (he introduction or operation of the euro, the result of which, in the sole opinion of the Bank, is to increase the cost (directly or indirectly) to it of funding, maintaining or making available amounts drawn under the Facility (or any undrawn amount of the Facility) or to reduce the effective return to the Bank, then each Borrower shall pay to the Bank such sum as may be certified by the Bank to such Borrower as being necessary to compensate the Bank for such increased cost or such reduction.

7. Authority of Agent to agree changes to the composition of the Borrowers and to extend, renew and/or vary the Facility

      By countersigning this facility letter, each Borrower (other than the Agent) irrevocably authorises the Agent from time to time (i) to agree with the Bank in writing to add any further subsidiary or subsidiaries as a Borrower or Borrowers, and/or (ii) to remove any subsidiary as a Borrower, and/or (iii) to extend or renew the Facility, or increase or reduce the limit and (if applicable) sub-limits and the interest margin applicable to the Facility and/or to vary the other terms applicable to the Facility as the Agent may determine,and/or (iv) to sign any document and perform any act on behalf of the Borrowers (or any of them) required to effect or implement any of the foregoing or to record or restate the terms for the time being applicable to the Facility (as extended or renewed if applicable). Each change so agreed by the Agent shall be binding on each Borrower and the Bank may assume that all requisite approvals (if any) have been obtained by (he Agent from the other Borrowers. The authority hereby conferred on the Agent shall continue after the Review Date. The terms applicable to the Facility will continue in full force and effect, save as expressly amended thereby.

      Any demand for payment or any other demand or notice to a Borrower may be sufficiently made or given by the Bank to such Borrower by posting it to or leaving it at the Agent's last known place of business or (at the Bank's option) at the Agent's registered office.

8. Admission of a New Participating Subsidiary

      The admission of a new subsidiary (a New Participating Subsidiary") shall take effect at the commencement of the business day after the delivery to the Bank of the following documents in form and substance satisfactory to the Bank:

      (a) an agreement supplemental to this facility letter signed by the Agent and the New Participating Subsidiary;

      (b) an agreement supplemental to the CAS Agreement signed by the Agent and the New Participating Subsidiary, together with a CAS Guarantee signed by the New Participating Subsidiary and a CAS Guarantee signed by the Agent;


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      (c) a certified true copy of a resolution of the New Participating
Subsidiary's Board of Directors:

            (i) accepting the Facility on the terms and conditions stated herein, approving the terms of the documents referred to in sub-paragraph (a) and (b) above to which the New Participating Subsidiary is a party and authorising a specified person, or persons, to sign and return to the Bank each such document on its behalf;

            (ii) authorising the Bank to accept instructions and confirmations in connection with the operation of the Facility signed in accordance with the Bank's mandate current from time to time;

            (iii) appointing the Agent to act on behalf of the New Participating Subsidiary for the purposes contemplated in paragraph 7 above and paragraph 12 below;

      (d) a certified true copy of a resolution of the Agent's Board of Directors, approving the admission of the new Participating Subsidiary and approving the terms of the documents referred to in sub-paragraphs (a) and (b) above to which the Agent as a party and authorising a specified person, or persons, to sign and return to the Bank each such document on its behalf.

      The Bank shall not be bound to admit a new subsidiary under the above procedure if the Bank considers that its admission might result in a breach of
Section 151 of the Companies Act 1985 (prohibition of financial assistance by a company for acquisition of its own shares).

9. Fees and Expenses

      The Borrowers jointly and severally undertake to reimburse to the Bank on demand on a full indcmnity basis (whether or not the Facility is utilised) all valuation and legal fees and other out-of-pocket expenses (including VAT), if any, incurred or chargeable by the Bank in connection with the valuation or revaluation of any security held by the Bank or the enforcement and preservation by the Bank of its rights under this facility letter (and the documents referred to herein) and the Bank may debit such fees and expenses to such accounts of the Borrowers with the Bank as the Bank may determine without further authority from the Borrowers.

10. Miscellaneous

      If the UK moves to the third stage of EMU, the Bank shall be entitled to make such changes to this facility letter as it reasonably considers are necessary to reflect the changeover to the euro (including, without limitation, the rounding (up or down) of fixed monetary amounts to convenient fixed amounts in the euro and amending any provisions to reflect the market conventions for a facility of the kind contemplated in this facility letter).

11. Interpretation

      In this facility letter:

      (a) `business day" means a day (excluding Saturdays) on which the Bank is ordinarily open to effect transactions of the kind contemplated in this Facility Letter and, if a payment is to be made in euros, on which such payment system as the Bank chooses is operating for the transfer of funds for the same day value,

      (b) "CAS Account" means an account of a Borrowcr with the Bank within a CAS arrangement for the time being in force between them;

      (c) "EMU" means Economic and Monetary Union as contemplated in the Treaty establishing the European Community, as amended from time to time

      (d) "euro" and "(euro symbol)" means the single currency of the participating Member States adopted under Council Regulation (EC) No 974/98,

      (e) "indebtedness" includes any obligation for the payment or repayment of money, whether present or future, actual or contingent;

      (f) "subsidiary" has the meaning attributed to the expression "subsidiary undertaking" in Section 258 of the Companies Act 1985;

      (g) "UK" means the United Kingdom of Great Britain and Northern Ireland.

      Reference to any statutory provision includes any amended, extended or re-enacted version of it with effect from the date on which it comes into force. Reference to this facility letter or any other document includes this facility letter or such document as amended, extended, supplemented or restated in any manner from time to time and/or any document which amends, extends, supplements or restates this facility letter or such document.

      12. Governing Law and Jurisdiction

      This facility letter shall be governed by and construed in with English law.

      The English court is to have jurisdiction to settle any disputes which may arise in connection with this facility letter (and the documents referred to herein) and each Borrower hereby irrevocably submits, for the Bank's exclusive benefit, to the jurisdiction of the English court (but without prejudice to the Bank's right to commence proceedings against any Borrower in any other jurisdiction) and irrevocably waives any objections on the ground of venue or forum non convenlens or any similar grounds.

      Any writ, judgment or notice of legal process shall be sufficiently served on a Borrower which is a company registered outside England and Wales if delivered to the Agent at its registered office or its existing or last known place of business in England and each such Borrower irrevocably appoints Jyris Limited to act as its agent for service of such process.


13. Period for Acceptance of this Offer

      This offer will remain available for a period of one month from the date of this facility letter, after which it will lapse if not accepted by the Borrowers.

14. Acceptance

      Before the Facility may be utilised, the Agent shall provide the Bank with the following in form and substance satisfactory to the Bank:

      (a) the enclosed duplicate of this facility letter, together with a CAS Agreement and a
          CAS Guarantee, duly signed on each Borrower's behalf;


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      b) a certified true copy of a resolution of the Board of Directors of the
Agent:

            (i) accepting the Facility on the terms and conditions stated above and approving the terms of the CAS Agreement and the CAS Guarantee to be given by it;

            (ii) authorising a specified person or persons to sign and return to the Bank the duplicate of this facility letter;

            (iii) authorising the Bank to accept instructions in connection with the operation of the Facility signed in accordance with the Bank's signing mandate current from time to time;

            (iv) accepting the appointment of Jyris Limited as agent of the Borrowers for the purposes set out in paragraph 7 and paragraph 12 above; and

      (c) a certified true copy of a resolution of the Board of Directors of each Borrower (except the Agent):

            (i) accepting the Facility on the terms and conditions stated herein and approving the terms of the CAS Agreement and the CAS Guarantee to be given by it;

            (ii) authorising a specified person, or persons, to sign and return to the Bank the duplicate of this facility letter;

            (iii) authorising the Bank to accept instructions in connection with the operation of the Facility signed in accordance with the Bank's signing mandate current from time to time,

            (iv) appointing Jyris Limited to act as agent of the Borrower for the purposes contemplated in paragraph 7 and paragraph 12 above.

Yours faithfully
for and on behalf of
BARCLAYS BANK PLC


RELATIONSHIP DIRECTOR

Accepted on the terms and conditions stated herein, pursuant to a resolution of the Board of Directors (a certified true copy of which is attached hereto).


For and on behalf of
Jyris Limited

By
  ------------------

Director

Date:

For and on behalf of
Saracen Computer Systems Limited

By
  -----------------------

Director

Date:


For and on behalf of
The Wyse Group PLC

By
  -----------------------

Director

Date:


For and on behalf of
Softly Aware Limited

By
  -----------------------

Director

Date:


For and on behalf of
Evesham Finance Limited

By
  -----------------------

Director

Date:


For and on behalf of
Webbed Feet Productions Limited

By
  -----------------------

Director

Date:


For and on behalf of
Outsource Software (Int.) Limited

By
  -----------------------
Director

Date:

For and on behalf of
Jyris Technology Limited

By
  -----------------------

Director

Date:


For and on behalf of
Premier Software Limited

By
  -----------------------

Director

Date:


For and on behalf of
Datasoft Limited

By
  -----------------------

Director

Date:


For and on behalf of
Digital Network Printing Limited

By
  -----------------------

Director

Date:


For and on behalf of
Total Asset Limited

By
  -----------------------

Director

Date:


For and on behalf of
Computer Foundations Limited

By
  -----------------------

Director

Date:

For and on behalf of
Hoki Newmedia Limited

By
  -----------------------

Director

Date:


For and on behalf of
Information Support Limited

By
  -----------------------

Director

Date:


For and on behalf of
Integrity Financial Services Limited

By
  -----------------------

Director

Date:


For and on behalf of
Network Solutions Support Limited

By
  -----------------------

Director

Date:


For and on behalf of
Premier Information Systems Limited

By
  -----------------------

Director

Date:


For and on behalf of
Todds of Lincoln Limited

By
  -----------------------

Director

Date:

For and on behalf of
Wyse Leasing Limited

By
  -----------------------

Director

Date:


For and on behalf of
Opus Leasing Limited

By
  -----------------------

Director

Date:


For and on behalf of
Capital Focus Limited

By
  -----------------------

Director

Date:


For and on behalf of
Tiny Finance Limited

By
  -----------------------

Director

Date:


For and on behalf of
Tansai Limited

By
  -----------------------

Director

Date:


For and on behalf of
Progress Systems Limited

By
  -----------------------

Director

Date:

FORM OF SUPPLEMENTAL AGREEMENT FOR THE ADMISSION OF A NEW BORROWER UNDER A CAS FACILITY AGREEMENT

To: Barclays Bank PLC

In consideration of your admitting us as a Borrower under the facility letter dated [ ] ("the Facility Agreement") addressed by you to Jyris Limited ("the Agent") and certain subsidiaries of Integrity Holdings Limited, we, Limited, with the Agent's consent, hereby agree to be bound by the terms of the Facility Agreement as a Borrower (as defined therein) and duly to perform all our obligations as a Borrower with effect from the date on which our admission as a party becomes effective under the Facility Agreement.

In addition, we hereby irrevocably appoint the Agent for the purposes specified in paragraph 7 and paragraph l2of the Facility Agreement and authorise it on our behalf to take all or any of the steps and to sign all or any of the documents referred to therein for such purposes.

Dated          199.

For and on behalf of
            Limited


---------------------
Director

We, [*insert the Agent's name*], hereby consent to [        ] Limited being
admitted as Borrower under the above Facility Agreement.

Dated    199.

For and on behalf of PLC


---------------------
Director


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                                   SPECIMEN RESOLUTION

At a meeting of the Board of Directors of              Limited at
                                            On the       day of         2000.

IT WAS RESOLVED

(1) That the Company accept the offer of an Overdraft Facility ("the Facility") made by Barclays Bank PLC (the Bank) as detailed in a facility
      letter dated the    day of       2000 and

(2)   That Mr.      is empowered to sign and return to the Bank a copy of the
      said facility letter

Chairman

Secretary